SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 22, 2001
(Date of earliest event reported)

Commission File No. 333-62547




                        Asset Backed Funding Corporation
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       Delaware                                          75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



100 North Tryon Street
Charlotte, North Carolina                                          28255
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Address of principal executive offices                          (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              -------------

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Chase Securities Inc., which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------
(99)                                Computational Materials, Structural
                                    Term  Sheets and Collateral Term Sheets
                                    prepared by Chase Securities Inc.
                                    in connection with ABFC Mortgage Loan
                                    Asset-Backed Certificates, Series
                                    2001- AQ1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


March 22, 2001

                                   By:    /s/ Michael Schoffelen
                                          ------------------------------
                                   Name:  Michael Schoffelen
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99)                    Computational Materials, Structural             E
                        Term Sheets and Collateral Term Sheets
                        prepared by Chase Securities Inc.
                        in connection with ABFC Mortgage
                        Loan Asset-Backed Certificates,
                         Series 2001-AQ1